UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 19, 2006

MWI VETERINARY SUPPLY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51468	02-0620757
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

651 S. Stratford Drive, Suite 100, Meridian, ID   83642

(Address of principal executive offices)   (Zip Code)

(800) 824-3703

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On July 19, 2006, MWI Veterinary Supply, Inc., a Delaware corporation (the “Company”), agreed, pursuant to that certain Underwriting Agreement dated as of July 19, 2006 (the “Underwriting Agreement”), by and among the Company, the selling stockholders listed on Schedule B thereto, Piper Jaffray & Co. (“Piper”), Banc of America Securities LLC (“Banc of America”) and William Blair and Company, L.L.C. (“William Blair”, and together with Piper and Banc of America, the “Underwriters”), to issue and sell 869,565 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), plus up to an additional 130,435 shares of Common Stock which are subject to an underwriters’ overallotment option, at a price of $30.64 per share to the Underwriters, for resale in a public offering, as contemplated in the Underwriting Agreement, at an initial offering price to the public of $32.25 per share. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 7.01               Regulation FD Disclosure

On July 19, 2006, the Company issued a press release announcing the pricing of its secondary offering of common stock. A copy of the press release is attached as Exhibit 99.1 to this report.

In accordance with general instruction B.2 of Form 8-K, the information in this Item 7.01 (including Exhibit 99.1) is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement dated as of July 19, 2006 by and among MWI Veterinary Supply, Inc., the selling stockholders listed on Schedule B thereto and Piper Jaffray & Co., as representative of the several underwriters named in Schedule A thereto.

99.1	MWI Veterinary Supply, Inc. press release, dated July 19, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MWI VETERINARY SUPPLY, INC.

Date: July 20, 2006	By:	/s/ Mary Patricia B. Thompson
Mary Patricia B. Thompson
Vice President, Secretary and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement dated as of July 19, 2006 by and among MWI Veterinary Supply, Inc., the selling stockholders listed on Schedule B thereto and Piper Jaffray & Co., as representative of the several underwriters named in Schedule A thereto.

99.1	MWI Veterinary Supply, Inc. press release, dated July 19, 2006.